UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2005

Health Management Associates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11141	61-0963645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5811 Pelican Bay Boulevard, Suite 500, Naples, Florida	34108-2710
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 598-3131

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information regarding equity and cash compensation set forth under Item 5.02 is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 8, 2005, Health Management Associates, Inc. (the “Company”) announced the appointment of Vicki A. O’Meara to its Board of Directors. Ms. O’Meara’s appointment was effective as of December 7, 2005. This appointment increases the number of members of the Board of Directors from eight to nine. Ms. O’Meara will serve on the Corporate Governance and Nominating Committee.

Ms. O’Meara is the President—U.S. Supply Chain Solutions, for Ryder System, Inc., a leading transportation and supply chain solutions company headquartered in Miami, Florida. Ms. O’Meara joined Ryder as Executive Vice President and General Counsel in June 1997 from the Chicago office of the law firm of Jones Day Reavis & Pogue, where she was a partner and chair of the firm’s global Environmental, Health and Safety Group. Ms. O’Meara has also served in a variety of federal government positions in Washington, D.C., including Assistant Attorney General under the first President Bush, heading the Environmental and Natural Resources Division of the U.S. Department of Justice; Deputy General Counsel of the U.S. Environmental Protection Agency; and Assistant to the General Counsel in the Office of the Secretary of the Army. Ms. O’Meara was a 1986-87 White House Fellow, and in that capacity, she served as Special Assistant to the White House Counsel and as Deputy Secretary of the Cabinet Domestic Policy Council.

There are no arrangements or understandings between Ms. O’Meara and any other persons with respect to her appointment as a director. Since October 1, 2004, there have been no transactions, nor are there any currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a party in which Ms. O’Meara, or any member of her immediate family, had, or will have, a direct or indirect material interest.

Upon Ms. O’Meara’s appointment to the Board of Directors, she became eligible to receive equity and cash compensation in accordance with the Company’s previously adopted compensation arrangements for independent directors, as described in Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

The Company’s press release announcing the appointment of Ms. O’Meara to the Board of Directors is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 8, 2005, of Health Management Associates, Inc. regarding the Appointment of Vicki A. O’Meara to the Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH MANAGEMENT ASSOCIATES, INC.

Dated: December 9, 2005	By:	/s/ Robert E. Farnham
Robert E. Farnham
Senior Vice President and Chief Financial Officer